Exhibit 99.1

Zura Bio Forms Scientific Advisory Board with Prominent Specialists in Rheumatology, Dermatology, and Immunology

Henderson, Nev – June 6, 2024 - Zura Bio Limited (Nasdaq: ZURA) (“Zura Bio”), a clinical-stage immunology company developing novel dual-pathway antibodies for autoimmune and inflammatory diseases, today announced the formation of a Scientific Advisory Board (SAB) with leading experts from rheumatology, dermatology, and immunology. The five distinguished founding members of the SAB are Johann Gudjonsson, M.D, Ph.D., Dinesh Khanna, M.D., M.Sc., Ajay Nirula, M.D., Ph.D., Michael Weinblatt, M.D. and Steven Ziegler, Ph.D.

“With the launch of the SAB, we are strengthening our commitment to advancing solutions in translational and clinical science across our portfolio,” stated Michael Howell, Ph.D., Chief Scientific Officer and Head of Translational Medicine. “We welcome these esteemed advisors whose expertise will enhance our understanding of targeted pathways and their pivotal role in disease pathogenesis. This understanding will be impactful across our portfolio, particularly in directing our efforts towards supporting Phase 2 clinical development in systemic sclerosis and hidradenitis suppurativa, as well as elucidating the roles of BAFF and IL-17A across autoimmune and inflammatory diseases.”

•                 Johann Gudjonsson, M.D., Ph.D., is a Professor of Molecular Skin Immunology and Dermatology at the University of Michigan Dermatology Department and a foremost expert in dermatological science. He leads a National Institutes of Health - funded research group examining the immunological and genetic drivers of inflammatory skin disease, with projects directed at improving the diagnosis and treatment of disorders such as atopic dermatitis, cutaneous lupus, hidradenitis suppurativa, lichen planus, psoriasis, and psoriatic arthritis. Since 2008, Dr. Gudjonsson has provided dermatology patient care at the University of Michigan Taubman Center. He is a graduate of the University of Iceland Medical School and completed his internship and dermatology residency training at the University of Michigan.

•                Dinesh Khanna, M.D., M.Sc., is a Professor of Medicine and serves as the Director of the University of Michigan Scleroderma Program. Guiding a multidisciplinary team of caregivers, scientists, and clinical researchers, Dr. Khanna is dedicated to advancing knowledge about scleroderma and related conditions. His research interests include developing new patient-reported outcome measures in patients with scleroderma and leading clinical trials evaluating new treatments for scleroderma. Dr. Khanna received an M.D. from University College of Medical Sciences and completed a clinical and research rheumatology fellowship and an M.Sc. in Clinical Research from UCLA.

•               Ajay Nirula, M.D., Ph.D., is the Executive Vice President and Head of Research and Development at Recludix Pharma. He was previously a Senior Vice President and the Immunology Therapeutic Area Head for Eli Lilly & Co, which he joined in 2015. He was responsible for the company’s research and early clinical development work in immunology. Before his tenure at Lilly, Dr. Nirula held leadership roles at Amgen and Biogen Idec, contributing to various research programs and regulatory filings across diseases such as rheumatoid arthritis, systemic lupus erythematosus, multiple sclerosis, psoriasis, and vasculitis. Dr. Nirula received his undergraduate degree in molecular biology from UC Berkeley, followed by a medical degree from the University of California, Los Angeles (UCLA) School of Medicine, and a Ph.D. from the University of Texas Southwestern Medical School.

•               Michael Weinblatt, M.D., is the Co-Director of Clinical Rheumatology at Brigham and Women’s Hospital and a Professor of Medicine at Harvard Medical School. As a recognized authority in rheumatology with 40 years of experience, his clinical interests have been focused on innovations in rheumatoid arthritis (RA) treatment. Dr. Weinblatt leads the Brigham and Women’s clinical trial program in rheumatology and was involved in the development of methotrexate for the treatment of RA. Dr. Weinblatt earned an M.D. from the University of Maryland School of Medicine and has been board certified in rheumatology since 1980.

•                  Steven Ziegler, Ph.D., is a Director of External Collaborations and a Member of the Center for Fundamental Immunology at Benaroya Research Institute (BRI). He is also an Affiliate Professor in the Immunology Department at the University of Washington School of Medicine. Dr. Ziegler graduated with honors from the University of Michigan in 1979, and in 1984 received his Ph.D. in molecular biology from UCLA. Following post-doctoral training at the University of Washington, Dr. Ziegler spent five years as a staff scientist at Immunex, followed by three years as the Director of Immunology/Molecular Biology at Darwin Molecular. He joined BRI as an Associate Member in 1997.

ABOUT ZURA BIO

Zura Bio is a clinical-stage, multi-asset immunology company developing novel dual-pathway antibodies for autoimmune and inflammatory diseases. Currently, Zura Bio is developing three assets which have completed Phase 1/1b studies and are Phase 2 ready. The company is developing a portfolio of therapeutic indications for tibulizumab (ZB-106), ZB-168, and torudokimab (ZB-880), with a goal of demonstrating their efficacy, safety, and dosing convenience in autoimmune and inflammatory diseases, including systemic sclerosis and other novel indications with unmet needs.

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this communication. These forward-looking statements in this release include, but are not limited to, statements regarding Zura Bio’s anticipated proceeds to be received in the proposed Private Placement, expected timing of closing of the proposed Private Placement and the size, completion and use of proceeds of the proposed Private Placement, the forecast of cash runway and the Company’s expectations regarding funding, operating and working capital expenditures, business strategies and objectives, statements related to Zura Bio’s abilities to achieve anticipated internal readouts and achieve them in expected time periods, Zura Bio’s product candidates, clinical trials and the design and timing thereof, statements with respect to expected therapeutic potential and statements regarding Zura Bio’s product candidates ability to proceed into Phase 2 clinical trials. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and the ability to consummate the proposed Private Placement and the timing and proceeds thereof; are difficult or impossible to predict and could differ materially from those expressed or implied in such forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” sections of Zura Bio's 10-K for the year ended December 31, 2023 and other filings with the SEC, including: Zura Bio’s expectations regarding product candidates and their related benefits; Zura Bio’s beliefs regarding potential benefits or limitations of competing products both in development and approved; information regarding Zura Bio’s vision and strategy; anticipated timing of key events and initiation of Zura Bio’s studies and release of clinical data; Zura Bio’s expectations regarding the general acceptability and maintenance of our products by regulatory authorities, payors, physicians, and patients; Zura Bio’s ability to attract and retain key personnel; the accuracy of Zura Bio’s future operating expenses, capital requirements and needs for additional financing; Zura Bio’s ability to obtain funding for operations, including funds that may be necessary to complete development of our product candidates; the fact that Zura Bio has not completed any clinical trials and has no products approved for commercial sale; the fact that Zura Bio has incurred significant losses since inception, and it expects to incur significant losses for the foreseeable future and may not be able to achieve or sustain profitability in the future; Zura Bio’s ability to renew existing contracts; Zura Bio’s reliance on third-party contract development manufacturing organizations for the manufacture of clinical materials; Zura Bio’s ability to obtain regulatory approval for our products, and any related restrictions or limitations of any approved products; Zura Bio’s ability to effectively manage growth and competitive pressures from other companies worldwide in the therapies in which Zura Bio competes; and litigation and Zura Bio’s ability to adequately protect intellectual property rights. These risks and uncertainties may be amplified by health epidemics or other unanticipated global disruption events, which may continue to cause economic uncertainty. Zura Bio cautions that the foregoing list of factors is not exclusive or exhaustive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Zura Bio gives no assurance that it will achieve its expectations. Zura Bio does not undertake or accept any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws.

CONTACTS

Megan K. Weinshank

Head of Investor Relations

ir@zurabio.com